Financial Data

AT&T Inc.
Consolidated Statements of Income
Dollars in millions except per share amounts
Unaudited	Three Months Ended			Nine Months Ended
	9/30/2009	9/30/2008	% Chg	9/30/2009	9/30/2008	% Chg
Operating Revenues
Wireless service	$12,372	$11,227	10.2%	$35,978	$32,726	9.9%
Voice	7,940	9,313	-14.7%	24,702	28,525	-13.4%
Data	6,424	6,144	4.6%	18,981	18,170	4.5%
Directory	1,162	1,333	-12.8%	3,622	4,114	-12.0%
Other	2,957	3,325	-11.1%	8,877	9,417	-5.7%
Total Operating Revenues	30,855	31,342	-1.6%	92,160	92,952	-0.9%

Operating Expenses
Cost of services and sales (exclusive of
depreciation and amortization shown separately below)	12,885	13,022	-1.1%	37,605	36,914	1.9%
Selling, general and administrative	7,672	7,724	-0.7%	23,225	23,034	0.8%
Depreciation and amortization	4,910	4,978	-1.4%	14,699	14,839	-0.9%
Total Operating Expenses	25,467	25,724	-1.0%	75,529	74,787	1.0%
Operating Income	5,388	5,618	-4.1%	16,631	18,165	-8.4%
Interest Expense	853	858	-0.6%	2,581	2,577	0.2%
Equity in Net Income of Affiliates	181	257	-29.6%	549	712	-22.9%
Other Income (Expense) - Net	27	(23)	-	43	97	-55.7%
Income Before Income Taxes	4,743	4,994	-5.0%	14,642	16,397	-10.7%
Income Taxes	1,468	1,705	-13.9%	4,890	5,746	-14.9%
Net Income	3,275	3,289	-0.4%	9,752	10,651	-8.4%
Less: Net Income Attributable to Noncontrolling Interest	(83)	(59)	-40.7%	(236)	(188)	-25.5%
Net Income Attributable to AT&T	$3,192	$3,230	-1.2%	$9,516	$10,463	-9.1%

Basic Earnings Per Share Attributable to AT&T	$0.54	$0.55	-1.8%	$1.61	$1.76	-8.5%
Weighted Average Common
Shares Outstanding (000,000)	5,901	5,893	0.1%	5,899	5,938	-0.7%

Diluted Earnings Per Share Attributable to AT&T	$0.54	$0.55	-1.8%	$1.61	$1.75	-8.0%
Weighted Average Common
Shares Outstanding with Dilution (000,000)	5,922	5,921	0.0%	5,922	5,971	-0.8%

Financial Data

AT&T Inc.
Statements of Segment Income
Dollars in millions
Unaudited
	Three Months Ended			Nine Months Ended

Wireless	9/30/2009	9/30/2008	% Chg	9/30/2009	9/30/2008	% Chg
Segment Operating Revenues
Service	$12,399	$11,273	10.0%	$36,050	$32,869	9.7%
Equipment	1,255	1,345	-6.7%	3,709	3,607	2.8%
Total Segment Operating Revenues	13,654	12,618	8.2%	39,759	36,476	9.0%

Segment Operating Expenses
Operations and support	8,877	8,838	0.4%	25,620	23,750	7.9%
Depreciation and amortization	1,418	1,401	1.2%	4,288	4,327	-0.9%
Total Segment Operating Expenses	10,295	10,239	0.5%	29,908	28,077	6.5%
Segment Operating Income	3,359	2,379	41.2%	9,851	8,399	17.3%
Equity in Net Income of Affiliates	-	-	-	-	5	-
Segment Income	$3,359	$2,379	41.2%	$9,851	$8,404	17.2%

Segment Operating Income Margin	24.6%	18.9%		24.8%	23.0%

Wireline
Segment Operating Revenues
Voice	$8,132	$9,515	-14.5%	$25,289	$29,191	-13.4%
Data	6,747	6,401	5.4%	19,900	18,893	5.3%
Other	1,425	1,634	-12.8%	4,319	4,698	-8.1%
Total Segment Operating Revenues	16,304	17,550	-7.1%	49,508	52,782	-6.2%

Segment Operating Expenses
Operations and support	11,097	11,456	-3.1%	33,659	34,141	-1.4%
Depreciation and amortization	3,289	3,352	-1.9%	9,787	9,814	-0.3%
Total Segment Operating Expenses	14,386	14,808	-2.8%	43,446	43,955	-1.2%
Segment Operating Income	1,918	2,742	-30.1%	6,062	8,827	-31.3%
Equity in Net Income of Affiliates	9	9	0.0%	17	18	-5.6%
Segment Income	$1,927	$2,751	-30.0%	$6,079	$8,845	-31.3%

Segment Operating Income Margin	11.8%	15.6%		12.2%	16.7%

Advertising Solutions
Segment Operating Revenues	$1,180	$1,350	-12.6%	$3,680	$4,174	-11.8%

Segment Operating Expenses
Operations and support	721	735	-1.9%	2,221	2,293	-3.1%
Depreciation and amortization	158	194	-18.6%	500	609	-17.9%
Total Segment Operating Expenses	879	929	-5.4%	2,721	2,902	-6.2%
Segment Income	$301	$421	-28.5%	$959	$1,272	-24.6%

Segment Income Margin	25.5%	31.2%		26.1%	30.5%

Other
Segment Operating Revenues	$427	$501	-14.8%	$1,288	$1,557	-17.3%
Segment Operating Expenses	616	425	44.9%	1,528	1,890	-19.2%
Segment Operating Income (Loss)	(189)	76	-	(240)	(333)	27.9%
Equity in Net Income of Affiliates	172	248	-30.6%	531	689	-22.9%
Segment Income(Loss)	$(17)	$324	-	$291	$356	-18.3%

Financial Data

AT&T Inc.
Consolidated Balance Sheets
Dollars in millions except per share amounts
	9/30/09	12/31/08
	Unaudited

Assets
Current Assets
Cash and cash equivalents	$6,167	$1,792
Accounts receivable - net of allowances for
uncollectibles of $1,345 and $1,270	14,796	16,047
Prepaid expenses	1,791	1,538
Deferred income taxes	991	1,014
Other current assets	2,176	2,165
Total current assets	25,921	22,556
Property, Plant and Equipment - Net	98,321	99,088
Goodwill	71,727	71,829
Licenses	47,946	47,306
Customer Lists and Relationships - Net	7,814	10,582
Other Intangible Assets - Net	5,656	5,824
Investments in Equity Affiliates	2,813	2,332
Other Assets	6,370	5,728
Total Assets	$266,568	$265,245

Liabilities and Stockholders' Equity
Current Liabilities
Debt maturing within one year	$6,755	$14,119
Accounts payable and accrued liabilities	18,093	20,032
Advanced billing and customer deposits	4,036	3,849
Accrued taxes	1,965	1,874
Dividends payable	2,419	2,416
Total current liabilities	33,268	42,290
Long-Term Debt	65,909	60,872
Deferred Credits and Other Noncurrent Liabilities
Deferred income taxes	22,279	19,196
Postemployment benefit obligation	31,750	31,930
Other noncurrent liabilities	13,361	14,207
Total deferred credits and other noncurrent liabilities	67,390	65,333
Stockholders' Equity
Common shares issued ($1 par value)	6,495	6,495
Capital in excess of par value	91,678	91,728
Retained earnings	38,841	36,591
Treasury shares (at cost)	(21,280)	(21,410)
Accumulated other comprehensive income (loss)	(16,161)	(17,057)
Noncontrolling Interest	428	403
Total stockholders' equity	100,001	96,750
Total Liabilities and Stockholders' Equity	$266,568	$265,245

Financial Data

AT&T Inc.
Consolidated Statements of Cash Flows
Dollars in millions, increase (decrease) in cash and cash equivalents
Unaudited	Nine Months Ended
	9/30/09	9/30/08
Operating Activities
Net income	$9,752	$10,651
Adjustments to reconcile net income to
net cash provided by operating activities:
Depreciation and amortization	14,699	14,839
Provision for uncollectible accounts	1,384	1,297
Deferred income tax expense	2,574	4,063
Net (gain) loss from impairment on sale of investments	89	(2)
Changes in operating assets and liabilities:
Accounts receivable	(133)	(1,597)
Other current assets	(288)	616
Accounts payable and accrued liabilities	(361)	(5,958)
Stock-based compensation tax benefit	-	(15)
Other - net	(2,235)	(1,121)
Total adjustments	15,729	12,122
Net Cash Provided by Operating Activities	25,481	22,773

Investing Activities
Construction and capital expenditures
Capital expenditures	(11,067)	(14,388)
Interest during construction	(553)	(455)
Acquisitions, net of cash acquired	(184)	(10,086)
Dispositions	205	1,444
Investments in securities, net of sales	(14)	(103)
Sale of other Investments	-	436
Other	44	33
Net Cash Used in Investing Activities	(11,569)	(23,119)

Financing Activities
Net change in short-term borrowings with
original maturities of three months or less	(3,918)	5,188
Issuance of long-term debt	8,161	10,924
Repayment of long-term debt	(6,170)	(3,143)
Purchase of treasury shares	-	(6,077)
Issuance of treasury shares	8	317
Dividends paid	(7,252)	(7,150)
Stock-based compensation tax benefit	-	15
Other	(366)	(104)
Net Cash Used in Financing Activities	(9,537)	(30)
Net increase (decrease) in cash and cash equivalents	4,375	(376)
Cash and cash equivalents beginning of year	1,792	1,970
Cash and Cash Equivalents End of Period	$6,167	$1,594

Financial Data

AT&T Inc.
Supplementary Operating and Financial Data
Dollars in millions except per share amounts
Unaudited	Three Months Ended			Nine Months Ended
	9/30/2009	9/30/2008	% Chg	9/30/2009	9/30/2008	% Chg

Wireless
Wireless Customers (000)				81,596	74,871	9.0%
Net Customer Additions (000)	2,026	1,976	2.5%	4,617	4,604	0.3%
M&A Activity, Partitioned Customers and Other Adjs. (000)	(30)	13		(30)	215
Postpaid Customers (000)				63,434	58,735	8.0%
Net Postpaid Customer Additions (000)	1,385	1,693	-18.2%	3,413	3,292	3.7%
Postpaid Churn	1.17%	1.22%	-5 BP	1.15%	1.19%	-4 BP
Licensed POPs (000,000)				306	304	0.7%

In-Region Wireline 1
Total Consumer Revenue Connections (000)
Retail Consumer Voice Connections 2				25,205	28,329	-11.0%
Retail Consumer Additional Voice Connections 2				2,893	3,526	-18.0%
Consumer Wired Broadband Connections 3				13,550	12,729	6.4%
Video Connections: 4
Satellite Connections				2,195	2,182	0.6%
U-verse Video Connections				1,816	781
Total Consumer Revenue Connections (000)				45,659	47,547	-4.0%

Net Consumer Revenue Connection Changes (000)	(630)	(869)	27.5%	(1,384)	(1,891)	26.8%

Broadband and Video
Total Broadband Connections (000) 5				17,083	15,965	7.0%
Net Broadband Connection Changes (000) 5	138	334	-58.7%	818	1,163	-29.7%
Total Video Connections (000) 4				4,012	2,963	35.4%
Net Video Connection Changes (000) 4	225	179	25.7%	777	616	26.1%

AT&T Inc.
Construction and capital expenditures
Capital expenditures	$4,031	$5,068	-20.5%	$11,067	$14,388	-23.1%
Interest during construction	$185	$198	-6.6%	$553	$455	21.5%
Dividends Declared per Share	$0.4100	$0.4000	2.5%	$1.2300	$1.2000	2.5%
End of Period Common Shares Outstanding (000,000)				5,901	5,893	0.1%
Debt Ratio 6,7				42.1%	40.5%	160 BP
Total Employees				284,970	303,530	-6.1%

1	In-region wireline represents access lines served by AT&T's incumbent local exchange companies.
2	Includes consumer U-verse Voice over IP connections.
3	Consumer Wired Broadband Connections include DSL lines, U-verse High Speed Internet access and satellite broadband.
4	Video connections include sales under agency agreements with EchoStar and DirecTV customers and U-verse connections.
5	Total broadband connections include DSL lines, U-verse High Speed Internet access, satellite broadband and 3G LaptopConnect cards.
6	Total long-term debt plus debt maturing within one year divided by total debt plus total stockholders' equity.
7	Prior year amounts restated to conform to current period reporting methodology.
Note: For the end of 3Q09, total switched access lines were 50,833, retail business switched access lines totaled 20,534, and wholesale and coin switched access lines totaled 2,936.